UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH	45440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 13, 2009 Advant-e Corporation issued a press release announcing results of operations for the quarterly period ended June 30, 2009. The text of the release is attached as an exhibit hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description	Method of Filing
99.1	Company Press Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation (Registrant)

August 13, 2009	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer